Exhibit 10.1
FIFTH AMENDMENT TO CREDIT AGREEMENT
     THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (the “Amendment”), dated as of March 19, 2010, is made by and among ARCH COAL, INC., a Delaware corporation (the “Borrower”), the GUARANTORS (as defined in the Credit Agreement), the BANKS party to the Credit Agreement (as hereinafter defined), CITICORP USA, INC., JPMORGAN CHASE BANK, N.A. and WACHOVIA BANK, NATIONAL ASSOCIATION, each in its capacity as co-syndication agent, and BANK OF AMERICA, N.A. (successor by merger to FLEET NATIONAL BANK), as documentation agent, and PNC BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Banks.
     WHEREAS, the parties hereto are parties to that certain Credit Agreement dated as of December 22, 2004, as amended by that certain First Amendment to Credit Agreement dated as of June 23, 2006, as amended by that certain Second Amendment to Credit Agreement dated as of October 3, 2006, as amended by that certain Third Amendment to Credit Agreement dated as of March 6, 2009 and as amended by that certain Fourth Amendment to Credit Agreement and Amendment to Collateral Agency and Sharing Agreement dated as of August 27, 2009 (as so amended, the “Credit Agreement”), pursuant to which the Banks provided a $800,000,000 revolving credit facility to the Borrower; and
     WHEREAS, the Borrower, the Banks and the Administrative Agent desire to amend the Credit Agreement as hereinafter provided.
     NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:
     1. Definitions.
     Capitalized terms used herein unless otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement, as amended by this Amendment.
     2. Amendments to Credit Agreement.
     (a) Section 1.1 [Certain Definitions] of the Credit Agreement is hereby amended to insert therein the following new definition:
     “Fifth Amendment Effective Date” shall mean the effective date of the Fifth Amendment to the Credit Agreement.”
     (b) The definition of “Permitted Investments in Arch Western” contained in Section 1.1 [Certain Definitions] is deleted in its entirety.
     (c) The following definition contained in Section 1.1 [Certain Definitions] of the Credit Agreement is hereby amended and restated in its entirety as follows:
     “Unsecured Senior Notes Indenture shall mean the any indenture governing the issuance of certain unsecured notes by the Borrower, and without regard to any restatement, amendment, modification or supplement thereof, other than those restatements, amendments modifications or supplements that may be necessary to add a guarantor subsidiary thereto in accordance with the terms thereof.”
     (d) Section 7.2.6(2)(A) [Subsidiaries, Partnerships and Joint Ventures] of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
     “(A) the Permitted Joint Venture is either a corporation, limited liability company, trust, or a limited partnership or another form of an entity or arrangement that permits the Borrower and its Subsidiaries to limit their liability, as a matter of Law, for the obligations of the Permitted Joint Venture;”
     (e) Section 7.2.9(a) [Restricted Payments] of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
     “The Leverage Ratio shall not exceed: (i) if such Dividend Declaration Date or Redemption Date occurs during the period commencing on the Fifth Amendment Effective Date through and including December 31, 2010, then 4.25 to 1.00, (ii) if such Dividend Declaration Date or Redemption Date occurs during the period commencing on January 1, 2011 through and including December 31, 2011, then 4.00 to 1.00, and (iii) if such Dividend Declaration Date or Redemption Date occurs on or after January 1, 2012, then 3.75 to 1.00;”
     (f) Section 7.2.14(v) [Loans and Investments] of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
     “(v) (1) Investments of the type described in clause (i) of the definition of Investment by the Borrower in the Arch Western Group so long as after giving effect thereto the aggregate amount of the Investments permitted by this clause (v) in the Arch Western Group shall not exceed $100,000,000and (2) Investments in the form of loans from any of the Loan Parties to any Person within the Arch Western Group in an aggregate principal amount of up to $675,000,000 to redeem, retire, repay, or repurchase the AWR Senior Notes;”
     (g) Section 7.2.14(xv) [Loans and Investments] of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
     “(xv) any transaction which is an Investment permitted by Sections 7.2.9 or 7.2.19;”
     3. Conditions of Effectiveness of Amendments and Consent.
     The effectiveness of this Amendment is expressly conditioned upon satisfaction of each of the following conditions precedent:
     (a) Execution and Delivery of Amendment. The Borrower, the other Loan Parties, the Required Banks, and the Administrative Agent shall have executed and delivered this

Amendment to the Administrative Agent, and all other documentation necessary for effectiveness of this Amendment shall have been executed and delivered all to the satisfaction of the Administrative Agent.
     (b) Officer’s Certificate. The representations and warranties of the Borrower contained in Section 5 of the Credit Agreement including as amended by the modifications and additional representations and warranties of this Amendment, and of each Loan Party in each of the other Loan Documents shall be true and accurate on and as of the date hereof with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein), and each of the Loan Parties shall have performed and complied with all covenants and conditions hereof and thereof, no Event of Default or Potential Default shall have occurred and be continuing or shall exist; and there shall be delivered to the Administrative Agent for the benefit of each Bank a certificate of the Borrower dated the date hereof and signed by the Chief Executive Officer, President, Treasurer or Chief Financial Officer of the Borrower to each such effect, and also certifying that the Additional Indebtedness is permitted by Section 7.2.1 of the Credit Agreement (such certification to specify the clause(s) of Section 7.2.1 that permit the Additional Indebtedness).
     (c) Secretary’s Certificate.
     There shall be delivered to the Administrative Agent for the benefit of each Bank a certificate dated the date hereof and signed by the Secretary or an Assistant Secretary of each of the Loan Parties, certifying as appropriate as to:
     (i) all action taken by each Loan Party in connection with this Amendment and the other Loan Documents;
     (ii) the names of the officer or officers authorized to sign this Amendment and the other Loan Documents and the true signatures of such officer or officers and specifying the Authorized Officers permitted to act on behalf of each Loan Party for purposes of this Amendment and the true signatures of such officers, on which the Administrative Agent and each Bank may conclusively rely; and
     (iii) copies of its organizational documents, including its certificate of incorporation and bylaws, certificate of limited partnership and limited partnership agreement or limited liability company certificate and operating agreement, as the case may be, as in effect on the date hereof and, in the case of the certificate of incorporation of the Borrower, certified by the appropriate state official where such document is filed in a state office, together with certificates from the appropriate state officials as to the continued existence and good standing of the Borrower in the state of its formation and the state of its principal place of business.
     (d) No Actions or Proceedings.
     No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin,

restrain or prohibit, or to obtain damages in respect of, this Amendment, the other Loan Documents or the consummation of the transactions contemplated hereby or thereby or which, in the Administrative Agent’s sole discretion, would make it inadvisable to consummate the transactions contemplated by this Amendment or any of the other Loan Documents.
     (e) Payment of Fees.
     The Borrower shall pay or cause to be paid to the Administrative Agent for itself and for the account of the Banks all fees, costs and expenses payable to the Administrative Agent or any Bank or for which the Administrative Agent or any Bank is entitled to be reimbursed, including but not limited to the fees and expenses of the Administrative Agent’s legal counsel.
     (f) Consents.
     All material consents required to effectuate the transactions contemplated by this Amendment and the other Loan Documents and shall have been obtained.
     (g) Confirmation of Guaranty.
     Each of the Guarantors confirms that they have read and understand the Amendment. In order to induce the Banks, the Administrative Agent and the other Agents to enter into the Amendment, each of the Guarantors: (i) consents to the Amendment and the transactions contemplated thereby; (ii) ratifies and confirms each of the Loan Documents to which it is a party; (iii) ratifies, agrees and confirms that it has been a Guarantor and a Loan Party at all times since it became a Guarantor and a Loan Party and from and after the date hereof, each Guarantor shall continue to be a Guarantor and a Loan Party in accordance with the terms of the Loan Documents, as the same may be amended in connection with the Amendment and the transactions contemplated thereby; and (iv) hereby ratifies and confirms its obligations under each of the Loan Documents (including all exhibits and schedules thereto), as the same may be amended in connection with the Amendment and the transactions contemplated thereby, by signing below as indicated and hereby acknowledges and agrees that nothing contained in any of such Loan Documents is intended to create, nor shall it constitute an interruption, suspension of continuity, satisfaction, discharge of prior duties, novation or termination of the indebtedness, loans, liabilities, expenses, guaranty or obligations of any of the Loan Parties under the Credit Agreement, the Collateral Agency and Sharing Agreement or any other such Loan Document.
     (h) Legal Details.
     All legal details and proceedings in connection with the transactions contemplated by this Amendment and the other Loan Documents shall be in form and substance satisfactory to the Administrative Agent and counsel for the Administrative Agent, and the Administrative Agent shall have received all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance satisfactory to the Administrative Agent and its counsel, as the Administrative Agent or its counsel may reasonably request.

     4. Force and Effect.
     Except as otherwise expressly modified by this Amendment, the Credit Agreement, the Collateral Agency and Sharing Agreement and the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect after the date hereof.
     5. Governing Law.
     This Amendment shall be deemed to be a contract under the Laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.
     6. Effective Date; Certification of the Borrower.
     This Amendment shall be dated as of and shall be binding, effective and enforceable upon the date of satisfaction of all conditions set forth in Section 4 hereof, and from and after such date this Amendment shall be binding upon the Borrower, each Bank and the Agents, and their respective successors and assigns permitted by the Credit Agreement. The Borrower by executing this Amendment, hereby certifies that this Amendment has been duly executed and that as of the date hereof no Event of Default or Potential Default exists under the Credit Agreement or the other Loan Documents.
     7. No Novation.
          This Amendment amends the Credit Agreement and the Collateral Agency and Sharing Agreement, but is not intended to constitute, and does not constitute, a novation of the Obligations of the Loan Parties under the Credit Agreement, Collateral Agency and Sharing Agreement or any other Loan Document.
[Signature Page Follows]

[SIGNATURE PAGE TO FIFTH AMENDMENT TO CREDIT AGREEMENT]
     IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.

ARCH COAL, INC.
By:	/s/ James E. Florczak
	Name:	James E. Florczak
	Title:	Treasurer

ALLEGHENY LAND COMPANY
By:	/s/ James E. Florczak
	Name:	James E. Florczak
	Title:	Vice President and Treasurer

ARCH COAL SALES COMPANY, INC.
By:	/s/ James E. Florczak
	Name:	James E. Florczak
	Title:	Vice President and Treasurer

ARCH COAL TERMINAL, INC.
By:	/s/ James E. Florczak
	Name:	James E. Florczak
	Title:	Vice President and Treasurer

ARCH ENERGY RESOURCES, LLC
By:	/s/ James E. Florczak
	Name:	James E. Florczak
	Title:	Vice President and Treasurer

[SIGNATURE PAGE TO FIFTH AMENDMENT TO CREDIT AGREEMENT]

ARCH RECLAMATION SERVICES, INC.
By:	/s/ James E. Florczak
	Name:	James E. Florczak
	Title:	Vice President and Treasurer

ARK LAND COMPANY
By:	/s/ James E. Florczak
	Name:	James E. Florczak
	Title:	Vice President and Treasurer

ARK LAND KH, INC.
By:	/s/ James E. Florczak
	Name:	James E. Florczak
	Title:	Vice President and Treasurer

ARK LAND WR, INC.
By:	/s/ James E. Florczak
	Name:	James E. Florczak
	Title:	Vice President and Treasurer

ASHLAND TERMINAL, INC.
By:	/s/ James E. Florczak
	Name:	James E. Florczak
	Title:	Vice President and Treasurer

[SIGNATURE PAGE TO FIFTH AMENDMENT TO CREDIT AGREEMENT]

CATENARY COAL HOLDINGS, INC.
By:	/s/ James E. Florczak
	Name:	James E. Florczak
	Title:	Vice President and Treasurer

COAL-MAC, INC.
By:	/s/ James E. Florczak
	Name:	James E. Florczak
	Title:	Vice President and Treasurer

CUMBERLAND RIVER COAL COMPANY
By:	/s/ James E. Florczak
	Name:	James E. Florczak
	Title:	Vice President and Treasurer

LONE MOUNTAIN PROCESSING, INC.
By:	/s/ James E. Florczak
	Name:	James E. Florczak
	Title:	Vice President and Treasurer

MINGO LOGAN COAL COMPANY
By:	/s/ James E. Florczak
	Name:	James E. Florczak
	Title:	Vice President and Treasurer

[SIGNATURE PAGE TO FIFTH AMENDMENT TO CREDIT AGREEMENT]

MOUNTAIN GEM LAND, INC.
By:	/s/ James E. Florczak
	Name:	James E. Florczak
	Title:	Vice President and Treasurer

MOUNTAIN MINING, INC.
By:	/s/ James E. Florczak
	Name:	James E. Florczak
	Title:	Vice President and Treasurer

MOUNTAINEER LAND COMPANY
By:	/s/ James E. Florczak
	Name:	James E. Florczak
	Title:	Vice President and Treasurer

PRAIRIE HOLDINGS, INC.
By:	/s/ James E. Florczak
	Name:	James E. Florczak
	Title:	Vice President and Treasurer

WESTERN ENERGY RESOURCES, INC.
By:	/s/ James E. Florczak
	Name:	James E. Florczak
	Title:	Vice President and Treasurer

[SIGNATURE PAGE TO FIFTH AMENDMENT TO CREDIT AGREEMENT]

BANK LEUMI USA
By:	/s/ Joung Hee Hong
	Name:	Joung Hee Hong
	Title:	First Vice President

[SIGNATURE PAGE TO FIFTH AMENDMENT TO CREDIT AGREEMENT]

BANK OF AMERICA, N.A. (as successor by merger to Fleet National Bank and LaSalle Bank National Association), individually and as Documentation Agent
By:	/s/ Adam H. Fey
	Name:	Adam H. Fey
	Title:	Vice President

[SIGNATURE PAGE TO FIFTH AMENDMENT TO CREDIT AGREEMENT]

BANK OF MONTREAL
By:	/s/ Joseph W. Linder
	Name:	Joseph W. Linder
	Title:	Vice President

[SIGNATURE PAGE TO FIFTH AMENDMENT TO CREDIT AGREEMENT]

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK
By:	/s/ Joseph Philbin
	Name:	Joseph Philbin
	Title:	Director

By:	/s/ Blake Wright
	Name:	Blake Wright
	Title:	Managing Director

[SIGNATURE PAGE TO FIFTH AMENDMENT TO CREDIT AGREEMENT]

CITICORP USA, INC., individually and as Syndication Agent
By:	/s/ Raymond C. Dunning
	Name:	Raymond C. Dunning
	Title:	Vice President

[SIGNATURE PAGE TO FIFTH AMENDMENT TO CREDIT AGREEMENT]

COMMERCE BANK, N.A.
By:	/s/ T. William White
	Name:	T. William White
	Title:	Senior Vice President

[SIGNATURE PAGE TO FIFTH AMENDMENT TO CREDIT AGREEMENT]

JPMORGAN CHASE BANK, N.A., individually and as Syndication Agent
By:	/s/ Stacey Haimes
	Name:	Stacey Haimes
	Title:	Executive Director

[SIGNATURE PAGE TO FIFTH AMENDMENT TO CREDIT AGREEMENT]

MORGAN STANLEY BANK, N.A.
By:	/s/ Ryan Vetsch
	Name:	Ryan Vetsch
	Title:	Authorized Signatory

[SIGNATURE PAGE TO FIFTH AMENDMENT TO CREDIT AGREEMENT]

NATIXIS
By:	/s/ Donovan C. Broussard
	Name:	Donovan C. Broussard
	Title:	Managing Director

By:	/s/ Daniel Payer
	Name:	Daniel Payer
	Title:	Director

[SIGNATURE PAGE TO FIFTH AMENDMENT TO CREDIT AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION, individually, as Administrative Agent and as Collateral Agent
By:	/s/ Richard C. Munsick
	Name:	Richard C. Munsick
	Title:	Senior Vice President

[SIGNATURE PAGE TO FIFTH AMENDMENT TO CREDIT AGREEMENT]

REGIONS BANK
By:
Name:
Title:

[SIGNATURE PAGE TO FIFTH AMENDMENT TO CREDIT AGREEMENT]

SOVEREIGN BANK
By:	/s/ W. Jay Reese III
	Name:	W. Jay Reese
	Title:	Vice President

[SIGNATURE PAGE TO FIFTH AMENDMENT TO CREDIT AGREEMENT]

SOUTHWEST BANK, AN M&I BANK
By:	/s/ Roy C. Postel
	Name:	Roy C. Postel
	Title:	Senior Vice President

[SIGNATURE PAGE TO FIFTH AMENDMENT TO CREDIT AGREEMENT]

THE BANK OF NEW YORK MELLON
By:	/s/ Richard K. Fronapfel, Jr.
	Name:	Richard K. Fronapfel, Jr.
	Title:	Vice President

[SIGNATURE PAGE TO FIFTH AMENDMENT TO CREDIT AGREEMENT]

THE ROYAL BANK OF SCOTLAND PLC
By:	/s/ Brian D. Williams
	Name:	Brian D. Williams
	Title:	Vice President

[SIGNATURE PAGE TO FIFTH AMENDMENT TO CREDIT AGREEMENT]

UBS LOAN FINANCE LLC
By:	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title:	Associate Director

By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director

[SIGNATURE PAGE TO FIFTH AMENDMENT TO CREDIT AGREEMENT]

UMB BANK, N.A.
By:
Name:
Title:

[SIGNATURE PAGE TO FIFTH AMENDMENT TO CREDIT AGREEMENT]

UNION BANK, N.A. (formerly known as Union Bank of California, N.A.)
By:	/s/ Hideyuki Okamoto
	Name:	Hideyuki Okamoto
	Title:	Vice President

[SIGNATURE PAGE TO FIFTH AMENDMENT TO CREDIT AGREEMENT]

US BANK NATIONAL ASSOCIATION
By:	/s/ John M. Eyerman
	Name:	John M. Eyerman
	Title:	Portfolio Manager

[SIGNATURE PAGE TO FIFTH AMENDMENT TO CREDIT AGREEMENT]

WACHOVIA BANK, NATIONAL ASSOCIATION, individually and as Syndication Agent
By:	/s/ Jonathan R. Richardson
	Name:	Jonathan R. Richardson
	Title:	Senior Vice President